Concentrations of Risks	12 Months Ended
Dec. 31, 2012
Concentrations of Risks
4.           CONCENTRATIONS OF RISKS

Cash Balances

Cash consists of all cash balances and highly liquid investments with an original maturity of three months or less. Because of the short term maturity of these investments, the carrying amounts approximate their fair value.

The Company monitors its position with, and the credit quality of, the financial institution it invests with. As of the balance sheet date, and periodically throughout the year, the Company has maintained balances in various operating accounts in excess of federally insured limits.

The Company held in interest bearing cash accounts at December 31, 2012, A$2,889,000 (US$2,997,000) including A$1,000 (US$1,000) held in US dollars in Australian banking institutions and A$3,000 (US$3,000) in other banking institutions.

Mineral Rights and Foreign Operations

The Company has mineral rights in Australia.